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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
 July 28, 2003

HARVARD BIOSCIENCE, INC.
(Exact Name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-31923 (Commission File Number)	04-3306140 (I.R.S. Employer Identification No.)

84 October Hill Road, Holliston, MA 01746-1371
(Address of principal executive offices and zip code)

(508) 893-8999
(Registrant's telephone number, including area code)

ITEM 7. EXHIBITS

        (c) Exhibits. The following exhibits are being furnished herewith:

Exhibit Number	Title
99.1	Press release of Harvard Bioscience, Inc. issued on July 28, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On July 28, 2003, Harvard Bioscience, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2003. Copies of Harvard Bioscience, Inc.'s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2003	HARVARD BIOSCIENCE, INC.
	By:	/s/ SUSAN M. LUSCINSKI Susan M. Luscinski Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Title
99.1	Press release of Harvard Bioscience, Inc. issued on July 28, 2003

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  ITEM 7. EXHIBITS
  ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
EXHIBIT INDEX